Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

UNDER SECTION 906 OF THE

SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016 of Parsley Energy, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bryan Sheffield, Chairman of the Board of Directors, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 5, 2016	By:	/s/ Bryan Sheffield
Bryan Sheffield
Chairman, President and Chief Executive Officer